UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): July 1, 2009

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

996 190th Avenue
Woodstock, Minnesota	56186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

July 1, 2009

Item 3.03	Material Modifications to Rights of Security Holders

On June 29, 2009, the Company entered into an agreement (“Warrant Amendment Agreement”) with the holders of the Company’s Series A, Series B and Series C Warrants (“Existing Warrants”) whereby the holders and the Company agreed that the Existing Warrants would be exercisable solely for the Company’s Series B Convertible Preferred Stock as constituted by the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (as described in Item 5.03).  In conjunction with the Warrant Amendment Agreement, the holders of the Company’s Series A Warrants exercised 2,036,840 warrants at a price of $1.25 per share for net proceeds to the Company of approximately $2,546,050.00.

On June 29, 2009, the Company entered into an agreement (“Securities Exchange Agreement”) with the holders of the Company’s Series A, Series B and Series C Warrants whereby the holders and the Company agreed to exchange the holders’ remaining Series A Warrants, and all of their Series B and Series C Warrants for 4,570,166 shares of the Company’s Series B Convertible Preferred Stock as constituted by the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (as described in Item 5.03).  The Series B Convertible Preferred Stock carries no dividend, no redemption and no voting rights.  The Company believes that the exchange will allow the Company to eliminate ongoing derivative accounting required for the now retired Series A, Series B and Series C Warrants.

Item 5.03	Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

On June 26, 2009, the Company filed with the Secretary of State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock in connection with the Warrant Amendment Agreement and Securities Exchange Agreement described in Item 3.03 above.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock

99.1
Warrant Amendment Agreement dated June 29, 2009 among Juhl Wind, Inc. and each of Vision Opportunity Master Fund, Ltd., Daybreak Special Situations Master Fund, Ltd., Bruce Meyers and Imtiaz Khan (Exhibit A of the Warrant Amendment Agreement is attached as Exhibit 3.1 hereto)

99.2
Securities Exchange Agreement dated June 29, 2009 among Juhl Wind, Inc. and each of Vision Opportunity Master Fund, Ltd., Daybreak Special Situations Master Fund, Ltd., Bruce Meyers and Imtiaz Khan (Exhibit A of the Securities Exchange Agreement is attached as Exhibit 3.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2009	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President